Revised 2017 Outlook March 21, 2017

Forward-Looking Statements “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements concerning our goals, beliefs, strategies, future operating results and underlying assumptions. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including those described in the appendix attached hereto, and in Item 1A of our Form 10-K for the year ended December 31, 2016 under the caption “Risk Factors.” We undertake no obligation to update the information contained in this presentation to reflect subsequently occurring events or circumstances. Definitions and reconciliations are provided at the end of the presentation. 2

$1,210 $1,310 Prior Outlook Current Outlook Net Income Increasing 2017 Outlook Midpoints(1)(2) ($ in millions) $3,860 $3,960 Prior Outlook Current Outlook Adjusted EBITDA $6,300 $6,400 Prior Outlook Current Outlook Property Revenue 3 Definitions and reconciliations are provided at the end of this presentation. (1) Prior outlook reflects 2017 outlook midpoints, as reported in the Company’s 8-K, dated February 27, 2017. (2) Consolidated AFFO Outlook is unchanged. › Outlook adjustments driven by $100 million increase in expected 2017 straight-line revenue › Outlook measures aside from those above are not impacted +$100m +1.6% +$100m +2.6% +$100m +8.3% ~12% year over year Growth >11% year over year Growth 61% Adjusted EBITDA Margin % ~35% year over year Growth 3

Definitions Adjusted EBITDA: Net income before income (loss) from equity method investments; Income tax benefit (provision); Other income (expense); Gain (loss) on retirement of long-term obligations; Interest expense; Interest income; Other operating income (expense); Depreciation, amortization and accretion; and Stock-based compensation expense. Adjusted EBITDA Margin: The percentage that results from dividing Adjusted EBITDA by total revenue. Straight-line revenues: We calculate straight-line rental revenues from our tenants based on the fixed escalation clauses present in non-cancellable lease agreements, excluding those tied to the Consumer Price Index or other inflation-based indices, and other incentives present in lease agreements with our tenants. We recognized revenues on a straight-line basis over the fixed, non-cancellable terms of the applicable leases. 4

Risk Factors This presentation contains “forward-looking statements” concerning our goals, beliefs, expectations, strategies, objectives, plans, future operating results and underlying assumptions, and other statements that are not necessarily based on historical facts. Examples of these statements include, but are not limited to, statements regarding our full year 2017 outlook and other targets, foreign currency exchange rates, our expectation regarding the leasing demand for communications real estate and potential reinstatement of our share repurchase program. Actual results may differ materially from those indicated in our forward-looking statements as a result of various important factors, including: (1) decrease in demand for our communications infrastructure would materially and adversely affect our operating results, and we cannot control that demand; (2) increasing competition for tenants in the tower industry may materially and adversely affect our revenue; (3) if our tenants share site infrastructure to a significant degree or consolidate or merge, our growth, revenue and ability to generate positive cash flows could be materially and adversely affected; (4) our business is subject to government and tax regulations and changes in current or future laws or regulations could restrict our ability to operate our business as we currently do; (5) our foreign operations are subject to economic, political and other risks that could materially and adversely affect our revenues or financial position, including risks associated with fluctuations in foreign currency exchange rates; (6) our expansion initiatives involve a number of risks and uncertainties, including those related to integrating acquired or leased assets, that could adversely affect our operating results, disrupt our operations or expose us to additional risk; (7) competition for assets could adversely affect our ability to achieve our return on investment criteria; (8) new technologies or changes in a tenant’s business model could make our tower leasing business less desirable and result in decreasing revenues; (9) our leverage and debt service obligations may materially and adversely affect our ability to raise additional financing to fund capital expenditures, future growth and expansion initiatives and to satisfy our distribution requirements; (10) a substantial portion of our revenue is derived from a small number of tenants, and we are sensitive to changes in the creditworthiness and financial strength of our tenants; (11) if we fail to remain qualified for taxation as a REIT, we will be subject to tax at corporate income tax rates, which may substantially reduce funds otherwise available, and even if we qualify for taxation as a REIT, we may face tax liabilities that impact earnings and available cash flow; (12) complying with REIT requirements may limit our flexibility or cause us to forego otherwise attractive opportunities; (13) restrictive covenants in the agreements related to our securitization transactions, our credit facilities and our debt securities and the terms of our preferred stock could materially and adversely affect our business by limiting flexibility, and we may be prohibited from paying dividends on our common stock, which may jeopardize our qualification for taxation as a REIT; (14) if we are unable to protect our rights to the land under our towers, it could adversely affect our business and operating results; 5

Risk Factors (continued) (15) if we are unable or choose not to exercise our rights to purchase towers that are subject to lease and sublease agreements at the end of the applicable period, our cash flows derived from such towers will be eliminated; (16) our costs could increase and our revenues could decrease due to perceived health risks from radio emissions, especially if these perceived risks are substantiated; (17) we could have liability under environmental and occupational safety and health laws; and (18) our towers, data centers or computer systems may be affected by natural disasters and other unforeseen events for which our insurance may not provide adequate coverage. For additional information regarding factors that may cause actual results to differ materially from those indicated in our forward-looking statements, we refer you to the information contained in Item 1A of our Form 10-K for the year ended December 31, 2016, under the caption “Risk Factors”. We undertake no obligation to update the information contained in this presentation to reflect subsequently occurring events or circumstances. 6

2017 Current Outlook Reconciliations(1)(2) $ in Millions, totals may not add due to rounding 7 (1) As reported in the Company's 8-K filed on March 21, 2017. (2) The Company’s outlook is based on the following average foreign currency exchange rates to 1.00 U.S. Dollar for March-December 2017: (a) 16.70 Argentinean Pesos; (b) 3.35 Brazilian Reais; (c) 675 Chilean Pesos; (d) 3,060 Colombian Pesos; (e) 0.95 Euros; (f) 4.45 Ghanaian Cedi; (g) 68.60 Indian Rupees; (h) 21.50 Mexican Pesos; (i) 320.00 Nigerian Naira; (j) 3.40 Peruvian Soles; (k) 14.40 South African Rand; and (l) 3,650 Ugandan Shillings. Reconciliations of Outlook for Adjusted EBITDA to Net Income: ($ in millions) Net income $1,275 to $1,345 Interest expense 750                to 770              Depreciation, amortization and accretion 1,535             to 1,565          Income Tax Provision 143                to 133              Stock based compensation expense 91                  ‐ 91                Other, including other operating expenses, interest income, gain (loss) on retirement of long‐term  obligations  and other income (expense)  116                to 106              Adjusted EBITDA 3,910$          to 4,010$        Reconciliations of Outlook for Consolidated Adjusted Funds From Operations to Net Income: ($ in millions) Net income $1,275 to $1,345 Straight‐l ine revenue (158)               ‐ (158)            Straight‐l ine expense 66                  ‐ 66                Depreciation, amortization and accretion 1,535             to 1,565          Non‐cash stock based compensation expense 91                  ‐ 91                Deferred portion of income tax 7                     to 23                Amortization of deferred financing costs, capitalized interest and debt discounts  and premiums and long‐term deferred interest charges (9)                   to (5)                 Other, including other operating expenses, loss  on retirement of long‐term obligations   and other expense (income) 135                to 125              Dividends on preferred stock (87)                 ‐ (87)               Capital  improvement capital  expenditures (140)               to (150)            Corporate capital  expenditures (15)                 ‐ (15)               Consolidated Adjusted Funds  From Operations 2,700$          2,800$        Full Year 2017 Full Year 2017

2017 Prior Outlook Reconciliations(1)(2) $ in Millions, totals may not add due to rounding 8 (1) As reported in the Company's 8-K filed on February 27, 2017. (2) The Company’s outlook is based on the following average foreign currency exchange rates to 1.00 U.S. Dollar for March-December 2017: (a) 16.70 Argentinean Pesos; (b) 3.35 Brazilian Reais; (c) 675 Chilean Pesos; (d) 3,060 Colombian Pesos; (e) 0.95 Euros; (f) 4.45 Ghanaian Cedi; (g) 68.60 Indian Rupees; (h) 21.50 Mexican Pesos; (i) 320.00 Nigerian Naira; (j) 3.40 Peruvian Soles; (k) 14.40 South African Rand; and (l) 3,650 Ugandan Shillings. Reconciliations of Outlook for Adjusted EBITDA to Net Income: ($ in millions) Net income $1,175 to $1,245 Interest expense 750                to 770              Depreciation, amortization and accretion 1,535             to 1,565          Income Tax Provision 143                to 133              Stock based compensation expense 91                  ‐ 91                Other, including other operating expenses, interest income, gain (loss) on retirement of long‐term  obligations  and other income (expense)  116                to 106              Adjusted EBITDA 3,810$          to 3,910$        Reconciliations of Outlook for Consolidated Adjusted Funds From Operations to Net Income: ($ in millions) Net income $1,175 to $1,245 Straight‐l ine revenue (58)                 ‐ (58)               Straight‐l ine expense 66                  ‐ 66                Depreciation, amortization and accretion 1,535             to 1,565          Non‐cash stock based compensation expense 91                  ‐ 91                Deferred portion of income tax 7                     to 23                Amortization of deferred financing costs, capitalized interest and debt discounts  and premiums  and long‐term deferred interest charges (9)                   to (5)                 Other, including other operating expenses, loss  on retirement of long‐term obligations   and other expense (income) 135                to 125              Dividends  on preferred stock (87)                 ‐ (87)               Capital  improvement capital  expenditures (140)               to (150)            Corporate capital  expenditures (15)                 ‐ (15)               Consolidated Adjusted Funds  From Operations 2,700$          2,800$        Full Year 2017 Full Year 2017